UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 26, 2011
Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH  44481
(Address of principal executive offices)

(330) 373-1221
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 26, 2011, First Place Financial Corp. (the “Company”) announced that it has received a letter from the Nasdaq Office of General Counsel, Hearings informing the Company that the Nasdaq Listing Qualifications Panel (the “Panel”) has determined to grant the request of the Company to remain listed on The Nasdaq Stock Market while the Company works to regain compliance with the filing requirements for continued listing.  In the letter, it was acknowledged that the Company appears committed in its effort to regain compliance and has been diligently working to resolve the loan loss matter and to issue the related restatements.

In accordance with the Panel’s determination, on or before November 10, 2011, the Company must file with the Securities and Exchange Commission (the “SEC”) all of the filings that are delinquent as of that date, including its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2010, December 31, 2010, and March 31, 2011 (“the Delinquent Periodic Reports”), and the restatements of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2009, December 31, 2009, and March 31, 2010 (“the Restatements”).

The Panel also noted that the November 10, 2011 exception date represents the full extent of the Panel’s authority to grant an exception and allow continued listing while the Company remains delinquent in its filings with the SEC.  Should the Company be unable to file the Delinquent Periodic Reports and the Restatements with the SEC on or before November 10, 2011, the Panel will issue a final determination to delist the Company’s shares and, unless the Nasdaq Listing and Hearings Review Council issues a stay, will suspend trading of the Company’s shares on The Nasdaq Stock Market effective on the second business day from the date of the final determination.

A press release, dated July 26, 2011, disclosing the Company’s receipt of the above-referenced letter is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by First Place Financial Corp. dated July 26, 2011.

Forward-Looking Statements

When used in this Form 8-K, in future filings with the SEC, in press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “ are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “should,” “may,” “will,” “plan,” or variations of such terms or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results to be materially different from those indicated.  Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the market areas we conduct business, which could materially impact credit quality trends; changes in laws, regulations or policies of regulatory agencies; fluctuations in interest rates; demand for loans in the market areas we conduct business; and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected.  We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.  We undertake no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: July 26, 2011	By:	/s/ David W. Gifford
David W. Gifford
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by First Place Financial Corp. dated July 26, 2011.